UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 6, 2015

Enstar Group Limited

(Exact name of registrant as specified in its charter)

Bermuda	001-33289	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box HM 2267, Windsor Place, 3rd Floor 22 Queen Street, Hamilton HM JX Bermuda		N/A
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (441) 292-3645

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a) On May 6, 2015, the Company held its 2015 Annual General Meeting (the “Annual Meeting”).

(b) At the Annual Meeting, the shareholders voted on the following four proposals and cast their votes as described below.

1. Proposal No. 1: Election of Class III Directors. The individuals listed below were elected to serve a term expiring at the annual general meeting of shareholders in 2018. There were a total of 1,465,912 broker non-votes on this proposal.

Director	For	Against	Abstain
Dominic F. Silvester	12,265,750	1,027,724	3,919
Kenneth W. Moore	11,752,678	1,540,994	3,721

2. Proposal No. 2: Advisory vote to approve executive compensation. This proposal was approved. There were a total of 1,465,912 broker non-votes on this proposal.

For	Against	Abstain
9,155,142	4,118,546	23,705

3. Proposal No. 3: Ratification of the selection of KPMG Audit Limited to act as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015 and authorization of the Board of Directors, acting through the Audit Committee, to approve the fees for the independent registered public accounting firm. This proposal was approved. There were no broker non-votes on this proposal.

For	Against	Abstain
14,731,030	20,482	11,793

4. Proposal No. 4: Election of subsidiary directors identified in Proposal No. 4 of the Company’s Proxy Statement. All of the individual subsidiary director nominees listed below received the same total number of votes; these vote totals are provided in the table that follows. The Company’s Board of Directors will cause its corporate representative or proxy to vote the shares it holds in its subsidiaries in the same proportion as the votes received at this Annual Meeting. There were a total of 1,465,912 broker non-votes on this proposal.

For	Against	Abstain
13,091,883	154,338	51,172

Subsidiary Director Nominees

4.1 AG Australia Holdings Limited

Nominees:

Richard J. Harris

Nicholas A. Packer

Sandra O’Sullivan

Nicholas Hall

4.2 Alopuc Ltd.

Nominees:

Derek Reid

C. Paul Thomas

Alan Turner

4.3 Arden Reinsurance Company Limited

Nominees:

Adrian C. Kimberley

David Rocke

Paul J. O’Shea

Richard J. Harris

Nicholas A. Packer

4.4 Atrium Risk Management Services (Washington) Ltd.

Nominees:

Richard Harries

James Lee

Lee Greenway

Peter Hargrave

Brendan Merriman

4.5 Atrium Risk Management Services (British Columbia) Ltd.

Nominees:

Richard Harries

James Lee

Lee Greenway

Peter Hargrave

Brendan Merriman

4.6 Bantry Holdings Ltd.

Nominees:

Adrian C. Kimberley

Duncan M. Scott

David Rocke

4.7 Bayshore Holdings Ltd.

Nominees:

Richard J. Harris

Paul J. O’Shea

Nicholas A. Packer

Darran Baird

James Carey

4.8 Cavello Bay Ltd.

Nominees:

Dominic F. Silvester

Richard J. Harris

Scott Maries

Paul J. O’Shea

David Rocke

4.9 B.H. Acquisition Limited

Nominees:

Richard J. Harris

Paul J. O’Shea

David Rocke

Adrian C. Kimberley

4.10 Blackrock Holdings Ltd.

Nominees:

Adrian C. Kimberley

Duncan M. Scott

David Rocke

4.11 Bosworth Run-off Limited

Nominees:

Alan Turner

Ludovic de Belleval

C. Paul Thomas

Brian J. Walker

Ruth McDiarmid

4.12 Brampton Insurance Company Limited

Nominees:

Max Lewis

C. Paul Thomas

Alan Turner

Steven Western

Patrick Cogavin

4.13 Brittany Insurance Company Ltd.

Nominees:

Paul J. O’Shea

Richard J. Harris

Adrian C. Kimberley

David Rocke

Duncan M. Scott

4.14 Capital Assurance Services, Inc.

Nominees:

Andrea Giannetta

James Grajewski

Paul Brockman

Thomas Nichols

4.15 Castlewood Limited

Nominees:

Adrian C. Kimberley

Duncan M. Scott

Elizabeth DaSilva

4.16 Cavell Holdings Limited

Nominees:

C. Paul Thomas

Alan Turner

Derek Reid

4.17 Chatsworth Limited

Nominees:

Richard J. Harris

Adrian C. Kimberley

David Rocke

Elizabeth DaSilva

Orla Gregory

4.18 Clarendon America Insurance Company

Nominees:

Joseph Follis

Paul Brockman

Thomas Nichols

Robert Redpath

Michael Sheehan

Kathleen Barker

Jennifer Miu

John A. Dore

Cindy Traczyk

Anna Hajek

4.19 Clarendon Holdings, Inc.

Nominees:

Kathleen Barker

Paul Brockman

Thomas Nichols

4.20 Clarendon National Insurance Company

Nominees:

Joseph Follis

Paul Brockman

Thomas Nichols

Robert Redpath

Michael Sheehan

Kathleen Barker

Jennifer Miu

John A. Dore

Cindy Traczyk

Anna Hajek

4.21 CLIC Holdings, Inc.

Nominees:

Cheryl D. Davis

Paul Brockman

Thomas Nichols

4.22 Comox Holdings Ltd.

Nominees:

Ludovic de Belleval

Richard J. Harris

Adrian C. Kimberley

David Rocke

Yoshinori Yokoo

4.23 The Copenhagen Reinsurance Company (UK) Limited

Nominees:

Alan Turner

C. Paul Thomas

Steven Western

Patrick Cogavin

4.24 Courtenay Holdings Ltd.

Nominees:

Richard J. Harris

David Rocke

Adrian C. Kimberley

4.25 Cranmore (UK) Limited

Nominees:

Phillip Cooper

David Ellis

Shaun Holden

C. Paul Thomas

Steven Norrington

Alan Turner

Des Allen

Adam Grange

4.26 Cranmore (Australia) Pty Limited

Nominees:

Sandra O’Sullivan

Nicholas Hall

Steven Norrington

4.27 Cranmore (Asia) Limited

Nominees:

David Rocke

Adrian C. Kimberley

Duncan M. Scott

Elizabeth DaSilva

4.28 Cranmore (Asia) Pte Limited

Nominees:

Ian Belcher

Goh Mei Xuan Michelle

Steven Norrington

Sandra O’Sullivan

4.29 Cranmore (Bermuda) Limited

Nominees:

Adrian C. Kimberley

Duncan M. Scott

David Rocke

Elizabeth DaSilva

4.30 Cranmore (US) Inc.

Nominees:

Cheryl D. Davis

Paul Brockman

Thomas Nichols

Steven Norrington

4.31 Cranmore Insurance & Reinsurance Services Europe Limited

Nominees:

Steven Norrington

David Ellis

Jason Shortt

Kieran Hayes

4.32 Cumberland Holdings Ltd.

Nominees:

Adrian C. Kimberley

Richard J. Harris

Paul J. O’Shea

David Rocke

4.33 DLCM No. 1 Limited

Nominees:

C. Paul Thomas

Alan Turner

Derek Reid

4.34 DLCM No. 2 Limited

Nominees:

C. Paul Thomas

Alan Turner

Derek Reid

4.35 DLCM No. 3 Limited

Nominees:

C. Paul Thomas

Alan Turner

Derek Reid

4.36 Eastshore Holdings Ltd.

Nominees:

Elizabeth DaSilva

Richard J. Harris

Adrian C. Kimberley

Duncan M. Scott

David Rocke

4.37 Electricity Producers Insurance Company (Bda) Limited

Nominees:

Paul J. O’Shea

Adrian C. Kimberley

David Rocke

Richard J. Harris

Orla Gregory

Duncan M. Scott

4.38 Enstar (EU) Finance Limited

Nominees:

C. Paul Thomas

Alan Turner

Shaun Holden

Derek Reid

4.39 Enstar (EU) Holdings Limited

Nominees:

David Hackett

C. Paul Thomas

Alan Turner

Shaun Holden

4.40 Enstar (EU) Limited

Nominees:

David Atkins

David Grisley

David Hackett

Michael Lynagh

Derek Reid

C. Paul Thomas

Alan Turner

Shaun Holden

4.41 Enstar Acquisitions Limited

Nominees:

C. Paul Thomas

Alan Turner

Derek Reid

4.42 Enstar Australia Holdings Pty Ltd.

Nominees:

Gary Potts

Jann Skinner

Bruce Bollom

Richard J. Harris

Nicholas A. Packer

4.43 Enstar Australia Limited

Nominees:

Nicholas A. Packer

Nicholas Hall

Sandra O’Sullivan

4.44 Enstar Brokers Limited

Nominees:

Richard J. Harris

Elizabeth DaSilva

Adrian C. Kimberley

David Rocke

Paul J. O’Shea

4.45 Enstar Financial Services Inc.

Nominees:

Cheryl D. Davis

Thomas Nichols

4.46 Enstar Financing Limited

Nominees:

Elizabeth DaSilva

Adrian C. Kimberley

Richard J. Harris

Duncan M. Scott

4.47 Enstar Group Operations Inc.

Nominees:

Cheryl D. Davis

Thomas Nichols

4.48 Enstar Holdings (US) Inc.

Nominees:

Cheryl D. Davis

Paul Brockman

Thomas Nichols

4.49 Enstar Insurance Management Services Ireland Limited

Nominees:

Nicholas A. Packer

Orla Gregory

Richard J. Harris

Kieran Hayes

4.50 Enstar Investment Management Ltd.

Nominees:

Richard J. Harris

Adrian C. Kimberley

Roger Thompson

Lothar Crofton

4.51 Enstar Investments Inc.

Nominees:

Cheryl D. Davis

Thomas Nichols

Paul Brockman

4.52 Enstar Limited

Nominees:

Paul J. O’Shea

Richard J. Harris

Adrian C. Kimberley

David Rocke

Elizabeth DaSilva

4.53 Enstar (EU) Services Asia Limited

Nominees:

Alan Turner

C. Paul Thomas

Derek Reid

4.54 Enstar New York, Inc.

Nominees:

Cheryl D. Davis

Thomas Nichols

Paul Brockman

4.55 Enstar (US) Inc.

Nominees:

Robert Redpath

Paul Brockman

Cheryl D. Davis

Thomas Nichols

4.56 Enstar Life (US), Inc.

Nominees:

Richard J. Harris

Kieran Hayes

John Moran

Gareth Nokes

4.57 Enstar USA Inc.

Nominees:

Thomas Nichols

Cheryl D. Davis

4.58 Fitzwilliam Insurance Limited

Nominees:

Paul J. O’Shea

Richard J. Harris

Adrian C. Kimberley

David Rocke

Nicholas A. Packer

4.59 Flatts Limited

Nominees:

C. Paul Thomas

Alan Turner

Derek Reid

4.60 Gordian Runoff Limited

Nominees:

Gary Potts

Jann Skinner

Bruce Bollom

Richard J. Harris

Nicholas A. Packer

4.61 Goshawk Dedicated Limited

Nominees:

C. Paul Thomas

Alan Turner

Derek Reid

4.62 Goshawk Holdings (Bermuda) Limited

Nominees:

Adrian C. Kimberley

Orla Gregory

David Rocke

Richard J. Harris

4.63 Goshawk Insurance Holdings Limited

Nominees:

C. Paul Thomas

Alan Turner

Derek Reid

4.64 Harper Holding SARL

Nominees:

Nicholas A. Packer

John Cassin

4.65 Harper Insurance Limited

Nominees:

Michael H.P. Handler

Stefan Wehrenberg

Dr. Florian von Meiss

Richard J. Harris

Andreas K. Iselin

Nicholas A. Packer

4.66 Harrington Sound Limited

Nominees:

Richard J. Harris

Nicholas A. Packer

Nicholas Hall

Sandra O’Sullivan

4.67 Hillcot Holdings Ltd.

Nominees:

Paul J. O’Shea

Adrian C. Kimberley

Richard J. Harris

4.68 Hillcot Underwriting Management Limited

Nominees:

C. Paul Thomas

Alan Turner

Derek Reid

4.69 Hove Holdings Limited

Nominees:

Richard J. Harris

Adrian C. Kimberley

David Rocke

Elizabeth DaSilva

4.70 Hudson Reinsurance Company Limited

Nominees:

Paul J. O’Shea

Richard J. Harris

Adrian C. Kimberley

David Rocke

Duncan M. Scott

4.71 Inter-Ocean Holdings Ltd.

Nominees:

Adrian C. Kimberley

Duncan M. Scott

Richard J. Harris

Orla Gregory

4.72 Inter-Ocean Reinsurance Company Ltd.

Nominees:

Adrian C. Kimberley

Duncan M. Scott

Richard J. Harris

Paul J. O’Shea

Orla Gregory

4.73 Inter-Ocean Reinsurance (Ireland) Ltd.

Nominees:

Richard J. Harris

Orla Gregory

Kevin O’Connor

4.74 Kenmare Holdings Ltd.

Nominees:

Richard J. Harris

Paul J. O’Shea

Adrian C. Kimberley

Dominic F. Silvester

David Rocke

Nicholas A. Packer

4.75 Kinsale Brokers Limited

Nominees:

C. Paul Thomas

Alan Turner

Shaun Holden

Kenny McManus

4.76 Knapton Holdings Limited

Nominees:

C. Paul Thomas

Alan Turner

Derek Reid

4.77 Knapton Insurance Limited

Nominees:

Jeremy Riley

C. Paul Thomas

Alan Turner

Brian J. Walker

Ruth McDiarmid

4.78 Laguna Life Holdings Ltd.

Nominees:

Richard J. Harris

Adrian C. Kimberley

Paul J. O’Shea

David Rocke

4.79 Laguna Life Holdings SARL

Nominees:

Nicholas A. Packer

John Cassin

4.80 Laguna Life Limited

Nominees:

Orla Gregory

Paul J. O’Shea

Kieran Hayes

David Allen

Alastair Nicoll

4.81 Marlon Insurance Company Limited

Nominees:

C. Paul Thomas

Alan Turner

Steven Western

Patrick Cogavin

Gary Griffiths

4.82 Mercantile Indemnity Company Limited

Nominees:

C. Paul Thomas

Alan Turner

Brian J. Walker

4.83 New Castle Reinsurance Company Ltd.

Nominees:

Richard J. Harris

Adrian C. Kimberley

Paul J. O’Shea

David Rocke

4.84 Northshore Holdings Limited

Nominees:

Richard J. Harris

Paul J. O’Shea

Nicholas A. Packer

Darran Baird

James Carey

4.85 Oceania Holdings Ltd.

Nominees:

Richard J. Harris

Adrian C. Kimberley

David Rocke

4.86 Overseas Reinsurance Corporation Limited

Nominees:

Adrian C. Kimberley

Paul J. O’Shea

Richard J. Harris

David Rocke

4.87 Pavonia Holdings (US), Inc.

Nominees:

Kieran Hayes

Robert Redpath

Orla Gregory

Richard J. Harris

John Moran

Cormac Treanor

4.88 Pavonia Life Insurance Company of Delaware

Nominees:

Kieran Hayes

Robert Redpath

Orla Gregory

Richard J. Harris

John Moran

Richard Zebleckas

Jeanne Mitchell

Kristan Van Der Meer

Cormac Treanor

4.89 Pavonia Life Insurance Company of Arizona

Nominees:

Kieran Hayes

Robert Redpath

Orla Gregory

Richard J. Harris

John Moran

Richard Zebleckas

Jeanne Mitchell

Kristan Van Der Meer

Cormac Treanor

4.90 Pavonia Life Insurance Company of Michigan

Nominees:

Kieran Hayes

Robert Redpath

Orla Gregory

Richard J. Harris

John Moran

Francis Ortiz

Richard Zebleckas

Jeanne Mitchell

Kristan Van Der Meer

Cormac Treanor

4.91 Pavonia Life Insurance Company of New York

Nominees:

Kieran Hayes

Robert Redpath

Orla Gregory

Richard J. Harris

John Moran

William Latza

Philip Toohey

Daniel O’Brien

Cormac Treanor

4.92 Paladin Managed Care Services, Inc.

Nominees:

Thomas Nichols

Paul Brockman

Steven Norrington

4.93 PointSure Insurance Services, Inc.

Nominees:

Thomas Nichols

Paul Brockman

Steven Norrington

4.94 Paget Holdings GmbH Limited

Nominees:

David Rocke

Elizabeth DaSilva

Duncan M. Scott

Adrian C. Kimberley

4.95 Providence Washington Insurance Company

Nominees:

Joseph Follis

Donald Woellner

Paul Brockman

Thomas Nichols

Robert Redpath

4.96 PWAC Holdings, Inc.

Nominees:

Cheryl D. Davis

Paul Brockman

Thomas Nichols

4.97 PW Acquisition Co.

Nominees:

Donald Woellner

Thomas Nichols

Paul Brockman

4.98 Regis Agencies Limited

Nominees:

C. Paul Thomas

Alan Turner

Derek Reid

4.99 Revir Limited

Nominees:

Richard J. Harris

Elizabeth DaSilva

Adrian C. Kimberley

David Rocke

4.100 River Thames Insurance Company Limited

Nominees:

Max Lewis

Steven Western

C. Paul Thomas

Alan Turner

Patrick Cogavin

4.101 Rombalds Limited

Nominees:

C. Paul Thomas

Alan Turner

Derek Reid

4.102 Rosemont Reinsurance Ltd.

Nominees:

Paul J. O’Shea

Orla Gregory

Richard J. Harris

Adrian C. Kimberley

David Rocke

4.103 Royston Holdings Ltd.

Nominees:

Adrian C. Kimberley

Richard J. Harris

David Rocke

Duncan M. Scott

4.104 Royston Run-off Limited

Nominees:

C. Paul Thomas

Alan Turner

Derek Reid

4.105 Seaton Insurance Company

Nominees:

Joseph Follis

Andrea Giannetta

Paul Brockman

Thomas Nichols

Teresa Reali

Robert Redpath

4.106 SGL No. 1 Limited

Nominees:

Richard J. Harris

Gareth Nokes

Richard Phinn

4.107 SGL No. 3 Limited

Nominees:

Richard J. Harris

Richard Phinn

4.108 SeaBright Insurance Company

Nominees:

Paul Brockman

Thomas Nichols

Michael Sheehan

Robert Redpath

Cindy Traczyk

John A. Dore

Anna Hajek

Richard Seelinger

Ian Millar

4.109 SeaBright Holdings, Inc.

Nominees:

Paul Brockman

Thomas Nichols

Robert Redpath

4.110 Shelbourne Group Limited

Nominees:

Richard J. Harris

Philip Martin

Paul J. O’Shea

Nicholas A. Packer

Gareth Nokes

4.111 Shelbourne Syndicate Services Limited

Nominees:

Norman Bernard

Andrew Elliot

Ewen Gilmour

Richard J. Harris

Philip Martin

Paul J. O’Shea

Darren S. Truman

Gareth Nokes

Dominic Sharp

Gary Griffiths

Richard Phinn

4.112 Shelly Bay Holdings Limited

Nominees:

Nicholas A. Packer

Richard J. Harris

Sandra O’Sullivan

Nicholas Hall

4.113 Simcoe Holdings Ltd.

Nominees:

Richard J. Harris

Adrian C. Kimberley

David Rocke

Elizabeth DaSilva

4.114 Sun Gulf Holdings, Inc.

Nominees:

Cheryl D. Davis

Paul Brockman

Thomas Nichols

4.115 Sundown Holdings Limited

Nominees:

Adrian C. Kimberley

David Rocke

Richard J. Harris

4.116 Sussex Holdings, Inc.

Nominees:

Thomas Nichols

Robert Redpath

Paul Brockman

4.117 Sussex Insurance Company

Nominees:

Ian Millar

Robert Redpath

Thomas Nichols

Paul Brockman

Richard Seelinger

4.118 Sussex Specialty Insurance Company

Nominees:

Ian Millar

Robert Redpath

Richard Seelinger

Thomas Nichols

4.119 Torus Insurance Holdings Limited

Nominees:

Nicholas A. Packer

Paul J. O’Shea

Richard J. Harris

Darran Baird

James Carey

Walker Rainey

Patrick Tiernan

John Shettle

Orla Gregory

Gareth Nokes

Demian Smith

David Message

4.120 Torus Corporate Capital 2 Ltd. (Formely Broadgate Underwriting 2010 Ltd)

Nominees:

Demian Smith

David Message

Theo Wilkes

4.121 Torus Underwriting Ltd. (Formerly Broadgate Underwriting Ltd.)

Nominees:

Demian Smith

David Message

Theo Wilkes

4.122 Torus Corporate Capital Ltd.

Nominees:

Theo Wilkes

4.123 Torus Corporate Capital 4 Ltd.

Nominees:

Theo Wilkes

4.124 Torus Corporate Capital 5 Ltd.

Nominees:

Theo Wilkes

4.125 Torus Insurance (Bermuda) Limited

Nominees:

Richard J. Harris

John Shettle

Nicholas A. Packer

Adrian C. Kimberley

Orla Gregory

Gareth Nokes

Duncan M. Scott

4.126 Torus Bermuda Intermediaries Ltd.

Nominees:

Adrian C. Kimberley

Duncan M. Scott

Elizabeth DaSilva

4.127 Torus Bermuda Services Ltd.

Nominees:

Adrian C. Kimberley

Duncan M. Scott

Elizabeth DaSilva

4.128 Torus Insurance Holdings AG

Nominees:

Richard Etridge

4.129 Torus Insurance (Europe) AG

Nominees:

Donat Marxer

Patrick Tiernan

Michael H.P. Handler

Gareth Nokes

Richard Etridge

Sue Newman

Francesco Dal Piaz

4.130 Torus Underwriting Management Ltd.

Nominees:

Angela Alecock

Nigel Barton

Demian Smith

David Message

Paul J. O’Shea

Ewen Gilmour

John Wardrop

4.131 Torus Insurance Marketing Ltd.

Nominees:

Tim Fillingham

Theo Wilkes

4.132 Torus Business Solutions Private Ltd.

Nominees:

Patrick Tiernan

Paul Carruthers

Gagan Anand

Theo Wilkes

4.133 Torus Finance Ltd.

Nominees:

Patrick Tiernan

David Message

Theo Wilkes

4.134 Torus Insurance (UK) Ltd.

Nominees:

Tim Fillingham

Theo Wilkes

David Message

Demian Smith

Patrick Tiernan

Richard J. Harris

Nigel Barton

John Wardrop

4.135 Torus US Holdings Inc

Nominees:

Kathleen Barker

John Shettle

4.136 Torus Specialty Insurance Company

Nominees:

Kathleen Barker

Thomas Nichols

Robert Redpath

John Shettle

Robert L. Trimble

Paul Brockman

4.137 Torus National Insurance Company

Nominees:

Kathleen Barker

Thomas Nichols

John Shettle

Robert Redpath

Robert L. Trimble

Paul Brockman

4.138 Torus Specialty Insurance Company Escritório de Representação no Brasil Ltda

Nominees:

Oscar Lolato

4.139 Torus US Services

Nominees:

John Shettle

Kathleen Barker

Robert L. Trimble

4.140 Torus Insurance Services Inc.

Nominees:

Kathleen Barker

John Shettle

4.141 Torus US Intermediaries Inc.

Nominees:

Kathleen Barker

John Shettle

4.142 Unionamerica Acquisition Company Limited

Nominees:

C. Paul Thomas

Alan Turner

Derek Reid

4.143 Unionamerica Holdings Limited

Nominees:

C. Paul Thomas

Alan Turner

Derek Reid

4.144 Unionamerica Insurance Company Limited

Nominees:

Jeremy Riley

C. Paul Thomas

Alan Turner

Ann Slade

4.145 Virginia Holdings Ltd.

Nominees:

Richard J. Harris

Adrian C. Kimberley

David Rocke

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENSTAR GROUP LIMITED

Date: May 12, 2015	By:	/s/ Richard J. Harris
Richard J. Harris
Chief Financial Officer